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Exhibit 10.3

Amended Section 5.5.2 of
Airbus A380-800F Purchase Agreement dated as of July 12, 2002 between AVSA, S.A.R.L. and FedEx Express

        Explanatory Note: The Airbus A380-800F Purchase Agreement dated as of July 12, 2002 between AVSA, S.A.R.L. and FedEx Express (the "Purchase Agreement") was filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarter ended August 31, 2002 of both FedEx and FedEx Express. The Purchase Agreement has been amended by replacing Section 5.5.2 thereof with the following:

5.5.2	[ * ]

Initial: SSL/NPN

*
Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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  Exhibit 10.3